UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

CPG VINTAGE ACCESS FUND, LLC

CPG VINTAGE ACCESS FUND II, LLC

CPG VINTAGE ACCESS FUND III, LLC

CPG VINTAGE ACCESS FUND IV, LLC

CPG VINTAGE ACCESS FUND V, LLC

CPG VINTAGE ACCESS FUND VI, LLC

CPG VINTAGE ACCESS FUND VII, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: CPG Vintage Access Fund, LLC MEETING DATE: 12/16/2026 DEDICATED TOLL-FREE NUMBER: (866) 403-3925 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the CPG Vintage Access Fund, LLC My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Unitholder’s First Name>, my name is < Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? IF UNITHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (866) 403-3925. Mr./Ms. <Unitholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL REVIEWED OR IF NOT INTERESTED: Thank you. Please be aware that as a unitholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposal, or you may choose to vote Against and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with CPG Vintage Access Fund, LLC You should have received proxy materials electronically or in the mail concerning the Joint Special Meeting of Unitholders to be held on December 16th, 2026. Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at (866) 403-3925. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND - CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND - CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 202 5 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: CPG Vintage Access Fund II LLC MEETING DATE: 12/16/2026 DEDICATED TOLL-FREE NUMBER: (866) 420-9860 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the CPG Vintage Access Fund II LLC My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund II LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Unitholder’s First Name>, my name is < Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund II LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? IF UNITHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 855-332-9498. Mr./Ms. <Unitholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL REVIEWED OR IF NOT INTERESTED: Thank you. Please be aware that as a unitholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposal, or you may choose to vote Against and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION ANSWERING MACHINE MESSAGE (LIVE AND RECORDED): Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with CPG Vintage Access Fund II LLC You should have received proxy materials electronically or in the mail concerning the Joint Special Meeting of Unitholders to be held on December 16th, 2026. Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at (866) 420-9860. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND - CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND - CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation:

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: CPG Vintage Access Fund III, LLC MEETING DATE: 12/16/2026 DEDICATED TOLL-FREE NUMBER: (866) 444-1203 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the CPG Vintage Access Fund III, LLC My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund III, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Unitholder’s First Name>, my name is < Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund III, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? IF UNITHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (866) 444-1203. Mr./Ms. <Unitholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL REVIEWED OR IF NOT INTERESTED: Thank you. Please be aware that as a unitholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposal, or you may choose to vote Against and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with CPG Vintage Access Fund III, LLC You should have received proxy materials electronically or in the mail concerning the Joint Special Meeting of Unitholders to be held on December 16th, 2026. Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at (866) 444-1203. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND - CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND - CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 202 5 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: CPG Vintage Access Fund IV, LLC MEETING DATE: 12/16/2026 DEDICATED TOLL-FREE NUMBER: (866) 470-1027 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the CPG Vintage Access Fund IV, LLC My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund IV, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Unitholder’s First Name>, my name is < Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund IV, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? IF UNITHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (866) 470-1027. Mr./Ms. <Unitholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL REVIEWED OR IF NOT INTERESTED: Thank you. Please be aware that as a unitholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposal, or you may choose to vote Against and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with CPG Vintage Access Fund IV, LLC You should have received proxy materials electronically or in the mail concerning the Joint Special Meeting of Unitholders to be held on December 16th, 2026. Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at (866) 470-1027. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND - CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND - CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 202 5 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: CPG Vintage Access Fund V LLC MEETING DATE: 12/16/2026 DEDICATED TOLL-FREE NUMBER: (866) 470-1280 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the CPG Vintage Access Fund V LLC My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund V, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Unitholder’s First Name>, my name is < Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund V, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? IF UNITHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (866) 470-1280. Mr./Ms. <Unitholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL REVIEWED OR IF NOT INTERESTED: Thank you. Please be aware that as a unitholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposal, or you may choose to vote Against and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with CPG Vintage Access Fund V, LLC You should have received proxy materials electronically or in the mail concerning the Joint Special Meeting of Unitholders to be held on December 16th, 2026. Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at (866) 470-1280. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND - CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND - CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 202 5 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: CPG Vintage Access Fund VI LLC MEETING DATE: 12/16/2026 DEDICATED TOLL-FREE NUMBER: 866-502-6697 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the CPG Vintage Access Fund VI, LLC My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund VI, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Unitholder’s First Name>, my name is < Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund VI, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? IF UNITHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (866) 596-7919. Mr./Ms. <Unitholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL REVIEWED OR IF NOT INTERESTED: Thank you. Please be aware that as a unitholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposal, or you may choose to vote Against and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with CPG Vintage Access Fund VI, LLC You should have received proxy materials electronically or in the mail concerning the Joint Special Meeting of Unitholders to be held on December 16th, 2026. Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at (866) 596-7919. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND - CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND - CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 202 5 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Solicitation Script (Inbound and Outbound) CLIENT NAME: CPG Vintage Access Fund VII LLC MEETING DATE: 12/16/2026 DEDICATED TOLL-FREE NUMBER: (866) 596-7919 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the CPG Vintage Access Fund VII, LLC My name is <Agent’s Name>. How may I assist you today? GENERAL OUTBOUND GREETING: Hello, may I please speak with <full name as it appears on registration>? My name is <Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund VII, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? ADJOURNMENT OUTBOUND GREETING: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello, <Unitholder’s First Name>, my name is < Agent’s Name> and I am calling on a recorded line regarding your investment in CPG Vintage Access Fund VII, LLC. Materials were previously sent to you for the upcoming unitholders meeting. I’d be happy to record your vote for you now. Would you like to vote along with the board's recommendation? IF UNITHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE: Sure, I can help you with that. Your Board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the Board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (866) 596-7919. Mr./Ms. <Unitholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE: Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? IF THEY DON’T WANT PROPOSAL REVIEWED OR IF NOT INTERESTED: Thank you. Please be aware that as a unitholder, your vote is very important. Please note there are several ways to return your vote outlined in the proxy materials. Thank you again for your time today. VOTING (ANY VOTE NEEDED): Your Board has recommended a vote “FOR” the proposal, or you may choose to vote Against and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts? ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION Hello, my name is <Agent’s Name> and I am a voting specialist calling in regards to your investment with CPG Vintage Access Fund VII, LLC You should have received proxy materials electronically or in the mail concerning the Joint Special Meeting of Unitholders to be held on December 16th, 2026. Your vote is very important. Please note there are several ways to return your vote, which are provided in the proxy materials. If you have any questions and would like to vote over the telephone and call toll-free at (866) 596-7919. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND - CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND - CALL IN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 202 5 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc. Broadridge.com CONFIDENTIAL INFORMATION

FULL VIDEO

Featuring Alex Lee, Head of Wealth Solutions, Macquarie Asset Management and Nick Veronis, Co-Founder, Head of Portfolio Management & Evergreen Fund Structuring at iCapital, Inc.

Alex Lee:
Thank you for investing in the CPG Vintage Access Funds. At the special meeting of unitholders on December 16, 2026, you’re being asked to vote on a proposal for iCapital Fund Advisors to succeed Macquarie as the Funds’ investment adviser. The new agreement also provides for a lower management fee after each Fund’s eighth anniversary, as described in the proxy statement. The Board unanimously recommends a vote FOR.

Nick Veronis:
At iCapital, we’re committed to a smooth transition. The proposal doesn’t change any Fund’s investment objective. Voting is quick and easy: visit ProxyVote.com and enter the control number on your voting materials or return your voting card by mail. If you own more than one Vintage Fund, please remember to vote for each.

Alex Lee:
Every vote counts, so please vote even if your investment is small. Thank you for your time and your vote.

TEASER

Featuring Alex Lee, Head of Wealth Solutions, Macquarie Asset Management

Hello, I’m Alex Lee, Head of Wealth Solutions at Macquarie Asset Management.

I encourage you to join me in casting your vote as soon as possible for the proposal being presented at our special meeting of unitholders on December 16, 2026.

We’re asking that you vote ‘FOR’ iCapital Fund Advisors to succeed Macquarie as the Funds’ investment adviser, which provides for a lower management fee after each Fund’s eighth anniversary, as described in the proxy statement.

Your vote is important regardless of how many units you own and will make a critical contribution to the successful outcome of our meeting.

Many thanks in advance for your participation.